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                              Janus Adviser Series

                         Supplement dated April 24, 2009
                       to Currently Effective Prospectuses

The Board of Trustees of Janus Adviser Series ("JAD") recently approved reorganizations (each, a "Reorganization" and together, the "Reorganizations") pursuant to which each of the JAD Funds listed below, as well as other JAD funds, would merge with and into corresponding similarly managed funds of Janus Investment Fund ("JIF"). The closing date of the Reorganizations is expected to be on or about July 2, 2009.

    JAD FUND - ACQUIRED FUND                          JIF FUND - ACQUIRING FUND
    Janus Adviser Balanced Fund                       Janus Balanced Fund
    Janus Adviser Contrarian Fund                     Janus Contrarian Fund
    Janus Adviser Flexible Bond Fund                  Janus Flexible Bond Fund
    Janus Adviser Growth and Income Fund              Janus Growth and Income Fund
    Janus Adviser High-Yield Fund                     Janus High-Yield Fund
    Janus Adviser INTECH Risk-Managed Core Fund       INTECH Risk-Managed Core Fund
    Janus Adviser International Growth Fund           Janus Overseas Fund
    Janus Adviser Large Cap Growth Fund               Janus Fund
    Janus Adviser Mid Cap Growth Fund                 Janus Enterprise Fund
    Janus Adviser Perkins Mid Cap Value Fund          Perkins Mid Cap Value Fund
    Janus Adviser Perkins Small Company Value Fund    Perkins Small Cap Value Fund
    Janus Adviser Orion Fund                          Janus Orion Fund
    Janus Adviser Research Core Fund                  Janus Research Core Fund
    Janus Adviser Small-Mid Growth Fund               Janus Triton Fund
    Janus Adviser Worldwide Fund                      Janus Worldwide Fund


The Reorganizations are part of several significant enhancements Janus Capital Management LLC ("Janus Capital"), the investment adviser for the JAD and JIF Funds, has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform with multi-share class pricing intended to meet the needs of various types of Janus fund investors. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to operate its mutual fund platform more effectively and more efficiently.

Each Acquiring Fund listed above has the same or substantially similar investment objective, strategies, policies, and risks as its corresponding Acquired Fund and is currently managed by the same portfolio manager(s) or investment team. The Reorganizations are expected to be tax-free for federal income tax purposes, therefore JAD shareholders should not realize a tax gain or loss when the Reorganizations are implemented; however, the Reorganizations will accelerate distributions, which are taxable, as the tax year for each Acquired Fund will end on the date of the Reorganization. Until such time as the Reorganizations are implemented,

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shareholders may continue to purchase and exchange shares of JAD Funds unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts.

Under the terms of an Agreement and Plan of Reorganization, holders of each class of shares of a current JAD Fund will own a number of full and fractional shares of a corresponding class of a similarly managed JIF Fund approximately equal in value to the JAD Fund shares owned immediately prior to the Reorganizations. The Reorganizations will result in the transfer of the assets and liabilities related to each class of shares of each JAD Fund in exchange for shares of a corresponding class of a similarly managed JIF Fund. Immediately following the transfer, the shares of each class of the JIF Fund received by the JAD Fund will be distributed pro-rata to each JAD Fund shareholder of record in the corresponding class as of the closing date of the transaction. After the Reorganizations, each JAD Fund will be liquidated and the JAD trust will be terminated.

Shareholders should consider the possibility that the Reorganizations will be implemented when deciding whether a JAD Fund is an appropriate investment.

A full description of each Acquiring Fund and the terms of the Reorganizations are contained in a separate prospectus/information statement, which will be mailed and available to JAD Fund shareholders.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of the Acquiring Funds. For important information about fees, expenses, and risk considerations regarding the Acquiring Funds, please refer to the applicable Acquiring Fund's prospectus and, when available, the prospectus/information statement relating to the Reorganizations on file with the Securities and Exchange Commission. A copy of each prospectus/information statement will also be available at janus.com/update, or you may request a free copy by calling 1-877-335-2687. Please read the prospectus/information statement carefully before making any investment decisions.

                Please retain this Supplement with your records.